UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MGT Capital Investments, Inc.

(Name of Registrant as Specified in Its Charter)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 204

Harrison, NY  10528

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on June 20,2013

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at:

http://www.Mgtcapital2013.investorroom.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 20, 2013

To our Stockholders:

NOTICE IS HEREBY GIVEN that an Annual Meeting (the “Meeting”) of the Stockholders of MGT Capital Investments, Inc., a Delaware corporation (the “Company”) will be held at 3 p.m. ET on June 20, 2013, at the offices of Sichenzia Ross Friedman Ference LLP located at 61 Broadway, 32nd Floor, New York, NY 10006, United States, for the following purposes:

(i) To re-elect 4 (four) directors, each such director to serve until the next Annual Meeting of the Company’s stockholders and until their successors are duly elected and qualified or until their earlier resignation, removal or death;

(ii) To consider and approve the appointment of Marcum LLP as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2013. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting;

(iii) To consider and approve an amendment to the Company’s 2012 Stock Incentive Plan (the “Amended and Restated Plan”) to increase the amount of shares of common stock that may be issued under the Plan to 1,335,000 shares from 415,000 shares, an increase of 920,000 shares. The Amended & Restated Plan is designed for the benefit of employees, directors, consultants and subcontractors of the Company, including its subsidiaries. The Board of Directors recommends that the stockholders vote “For” this proposal;

(iv) To approve the issuance of up to 386,611 shares of common stock par value $0.001 of the Company (“Common Stock”) which includes 186,611 shares of Common Stock and 200,000 Warrants to purchase Common Stock, issued to consultants and legal counsel in lieu of cash fees in connection with the Company’s October 2012 private placement. The Board of Directors recommends that the Stockholders vote “For” this proposal;

(v) Section 203 Opt in Proposal – to consider and act upon a proposal to amend the Company’s Certificate of Incorporation to provide that the Company be subject to Section 203 of the Delaware General Corporation Law (“Proposal V”). The Board of Directors recommends that the Stockholders vote “For” this proposal; and

(vi) To transact such other matter or matters that may properly come before the Meeting, or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock and Preferred Stock, at the close of business on April 26, 2013 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

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The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet instead of mailing a printed copy of these materials to their stockholders on the Internet instead of mailing a printed copy of these materials to each Stockholders. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how Stockholders may access and review all of the important information contained in the materials on the Internet, including how Stockholders may submit proxies by telephone or over the Internet. If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice. You may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed Proxy Card. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

All stockholders are cordially invited to attend the Meeting in person.  Your vote is important regardless of the number of shares you own. Only record or beneficial owners of the Company’s Common Stock as of the Record Date may attend the Meeting in person. When you arrive at the Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stock holdings as of the Record Date, such as a recent brokerage account or bank statement, along with a legal proxy issued by their broker or nominee authorizing the beneficial holders to vote, and a statement from the broker or nominee confirming that the shares have not yet been voted.

STOCKHOLDERS ARE URGED TO FILL IN, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PREPAID ENVELOPE.

It is desirable that as many stockholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy card. You have the power to revoke your proxy card at any time before it is voted, and the giving of a proxy card will not affect your right to vote in person if you attend the Meeting.

By order of the Board of Directors,

Date: May 6, 2013	By:	/s/ Robert B. Ladd
Robert B. Ladd
President, Chief Executive Officer and Director

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MGT Capital Investments, Inc.

500 Mamaroneck Avenue, Suite 204

Harrison, NY  10528

PROXY STATEMENT FOR THE

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 20, 2013

Proxy cards in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of MGT Capital Investments, Inc. (the “Company,” “we,” “us,” and “our”) for use at the Company's Annual Meeting of Stockholders to be held on June 20, 2013, and at any postponements or adjournment thereof (the “Meeting”). Your vote is very important. For this reason, our Board of Directors is requesting that you permit your shares of common stock, $0.001 par value per share (“Common Stock”), or preferred stock, $.001 par value per share (“Preferred Stock”), to be represented at the Meeting by the proxies named on the enclosed proxy card.  We will bear the cost of soliciting the proxies and we may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses in the additional solicitation of proxies and proxy authorizations, particularly from their customers whose Common Stock is not registered in the owner's name, but in the name of such banks or brokerage houses.  Solicitation of proxies may also be made personally, or by telephone, facsimile or E-mail, by our regularly employed officers and other employees, who will receive no additional compensation for such activities.

Information Concerning the Proxy Materials and the Meeting

This Proxy Statement contains important information for you to consider when deciding how to vote on the proposals brought before the Meeting (each a “Proposal,” and collectively, the “Proposals”). Please read it carefully. The following Proposals will be considered and voted upon at the Meeting: (i) to re-elect 4 (four) directors, each such director to serve until the 2013 Annual Meeting of the Company’s stockholders and until his successor is duly elected and qualified or until his earlier resignation, removal or death; (ii) To consider and approve the appointment of Marcum LLP as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2013; and (iii) to consider and approve the Company’s Amended and Restated Stock Incentive Plan (the “Amended and Restated Plan”) which is designated for the benefit of employees, officers, directors, consultants and subcontractors of the Company, including its subsidiaries; (iv) to approve the issuance of up to 386,611 shares of Common Stock, which consist of 186,611 shares of Common Stock and 200,000 Warrants to purchase Common Stock, issued to consultants and legal counsel in lieu of cash fees in connection with the Company’s October 2012 private placement of units consisting of Series A Preferred Stock and Warrants to purchase Common Stock; and (v) Section 203 Opt in Proposal – to consider and act upon a proposal to amend the Company’s Certificate of Incorporation to provide that the Company be subject to Section 203 of the Delaware General Corporation Law .

Voting Procedures and Vote Required

Only stockholders of record of our Common Stock at the close of business on April 26, 2013 (the “Record Date”) are entitled to vote at the Meeting. As of April 26, 2013, there were 4,960,711 shares of our Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting.  In addition as of April 26, 2013, the Company had 17,918 shares of Series A Preferred Stock outstanding which shares have the right to vote on all matters to be presented to the Stockholders on a one for one basis. Stockholders may vote in person or by proxy. However, granting a proxy does not in any way affect a stockholder’s right to attend the Meeting and vote in person.  Anyone delivering a proxy card may revoke it at any time before it is exercised by giving our corporate Secretary, Robert P. Traversa, written notice of the revocation, by submitting a proxy card bearing a later date or by attending the Meeting and voting in person.

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Robert B. Ladd and Robert P. Traversa are named as proxies in the proxy statement. Mr. Ladd is our President and Chief Executive Officer and is also a member of our Board of Directors. Mr. Traversa is our Treasurer and Chief Financial Officer and is also a member of our Board of Directors. Mr. Ladd and/or Mr. Traversa will vote all shares represented by properly executed, unrevoked proxy cards returned in time to be counted at the Meeting. Any stockholder granting a proxy has the right to withhold authority to vote for any or all of the nominees to the Board of Directors. Where a vote has been specified in the proxy card with respect to the matters identified in the Notice of the Annual Meeting, including the re-election of directors, the shares represented by the proxy card will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted in accordance with the discretion of the proxy card holders. In addition, the proxy card holders may determine in their discretion with respect to any other matters properly presented for a vote before the Meeting.

The presence in person or by properly executed proxy cards of holders representing fifty point one percent (50.1%) of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

In accordance with our Articles of Incorporation and By-laws, and applicable law, the re-election of the four (4) directors (Proposal I) shall be by a plurality of the votes cast; the approval of the appointment of Marcum LLP (Proposal II) shall be by a majority of the votes cast; the approval of the Amended and Restated plan (Proposal III) shall be by a majority of the votes cast; the approval of the issuance of the Consultant’s Shares (Proposal IV) shall be by a majority of the votes cast; and the approval of the proposal to opt in to Section 203 of the Delaware General Corporation Law shall be by a majority of the voting stock of the Company. Approval of an adjournment of the Meeting, if necessary, requires the affirmative vote of a majority of those present at the Meeting, in person or by proxy, entitled to vote.

Shares of Common Stock represented by proxy cards that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are not counted as voted either for or against a proposal. Abstentions are not counted as votes cast in the re-election of directors and will have no effect on the re-election of directors except to the extent that they affect the total votes received by a candidate. On matters other than the re-election of directors, abstentions will be counted as votes cast, which will have the same effect as a negative vote on the matter.

If your shares are held in the name of a brokerage firm, bank, nominee or other institution (referred to as shares which are held in “street name”), you will receive instructions from such holder that you must follow in order for you to specify how your shares will be voted by such holder.  A “broker non-vote” occurs when a broker lacks discretionary voting power to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the New York Stock Exchange determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. As the result of a recent rule change, the election or re-election of directors is no longer considered a “routine” matter.  Beneficial owners who hold their shares through a stock brokerage account will have to give voting instructions to their brokers in order for a broker to vote on the re-election of directors. If you are a beneficial owner, failure to provide instructions to your broker will result in your shares not being voted in connection with the re-election of directors. The proposal to approve the appointment of Marcum LLP as the Company’s Independent Registered Public Accountant for the fiscal year ending December 31, 2013 (Proposal II) is currently considered a “routine” matter, and a broker has the discretionary voting power to vote on this matter without any instructions from the beneficial owner. Broker non-votes are counted for purposes of determining a quorum, but will have no effect on any of our five proposals. The proposal to re-elect four (4) directors (Proposal I), the proposal to approve the Amended and Restated Plan; (Proposal III), the proposal to issue the Consultants’ Shares (Proposal IV), and the proposal to consider and act upon a proposal to amend the Company’s Certificate of Incorporation to provide that the Company be subject to Section 203 of the Delaware General Corporation Law (Proposal V) all are deemed to be non-routine.  Accordingly, if you do not instruct your broker how to vote with respect to Proposal I and III, IV and V, your broker may not vote with respect to these proposals and those votes will be counted as "broker non-votes."

If your shares are held in “street name” and you want to vote your shares in person at the Meeting, you must provide evidence at the Meeting of your stock holdings as of the Record Date, such as a recent brokerage account or bank statement.  You must also provide a legal proxy issued by your broker or nominee authorizing you to vote your shares, along with a statement from the broker or nominee confirming that the shares have not yet been voted.

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VStock Transfer LLC is our transfer agent, and will be handling the proxy ballots and tabulation of votes for the Meeting.

Internet Voting Option for “Registered” Holders Only

Registered Stockholders have three voting options:  (1) voting at the Meeting; (2) completing and sending in the enclosed proxy card; or (3) casting a vote on the Internet for such shares.

Instructions for voting electronically:

•	Contact Robert P. Traversa, Rtraversa@mgtci.com, or Yoel Goldfeder from Vstock Transfer, LLC at Yoel@vstocktransfer.com, to obtain your personal Authorization Code.

•	Go online to www.vstocktransfer.com/proxy

•	Press Continue

•	Make your selections

•	Press Vote Now

If you vote by Internet, please do not mail your proxy card.

Should you have any questions, or need additional assistance with electronic voting, please contact VStock Transfer LLC at yoel@vstocktransfer.com or call (212) 828-8436 (9:00-4:30 EST).

Additional Information

Additional information about our Company is contained in our current and periodic reports filed with the Commission. These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Room maintained by the Commission at 100 F. Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at www.sec.gov. Copies of such materials can be obtained from the public reference section of the Commission at prescribed rates.

Our principal executive office is located at:

500 Mamaroneck Avenue, Suite 204

Harrison, NY  10528

Telephone Number:  (914) 630-7431

Fax Number: (914) 630-7532

The date of this Proxy Statement is May 6, 2013

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MGT CAPITAL INVESTMENTS, INC.

TABLE OF CONTENTS

PAGE
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11

PROPOSAL NO. I RE - ELECTION OF DIRECTORS	12

INFORMATION REGARDING THE NOMINEES FOR DIRECTOR	12
REQUIRED VOTE	13
RECOMMENDATION	13
CERTAIN TRANSACTIONS	13
DIRECTORS AND CORPORATE GOVERNANCE	14
ARRANGEMENTS RELATIVE TO APPOINTMENT AS DIRECTOR	14
DIRECTOR INDEPENDENCE	14
STOCKHOLDER COMMUNICATIONS WITH DIRECTORS	14
INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS	14
CORPORATE OVERSIGHT	15
BOARD COMMITTEES	15
AUDIT COMMITTEE AND AUDIT COMMITTEE FINANCIAL EXPERT	15
DIRECTOR COMPENSATION FOR 2012	16
EXECUTIVE COMPENSATION	16
CERTAIN TRANSACTIONS	18

PROPOSAL NO. II RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	19

INTRODUCTION	19
REQUIRED VOTE	20
NO APPRAISAL RIGHTS	20
RECOMMENDATION	20

PROPOSAL NO. III APPROVAL OF THE AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN TO INCREASE THE AMOUNT OF SHARES ALLOWED UNDER THE COMPANY’S 2012 STOCK INCENTIVE PLAN	21

GENERAL DESCRIPTION	21
REQUIRED VOTE	29
RECOMMENDATION	29

PROPOSAL NO. IV APPROVAL TO ISSUE CERTAIN SHARES OF COMMON STOCK	30

BACKGROUND	30
RECOMMENDATION	30

PROPOSAL NO. V SECTION 203 OPT IN PROPOSAL BACKGROUND	31

BACKGROUND	31
REQUIRED VOTE	32
RECOMMENDATION	32

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AUDIT COMMITTEE REPORT	33

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	34

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING	34

OTHER MATTERS	34

WHERE YOU CAN FIND MORE INFORMATION	34

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All financial amounts are in thousands except share and per share data. All share numbers, unless otherwise noted, have been adjusted to account for a 1 for 500 reverse split immediately followed by a 15-for-1 forward split of the Company’s outstanding Common Stock, effective as of March 21, 2012 (the “Reverse-Forward Split”)

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” and information relating to our business that are based on our beliefs as well as assumptions made by us or based upon information currently available to us. When used in this Proxy Statement, the words anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements relating to our performance in “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, which was filed with the Commission on March 29, 2013. These statements reflect our current views and assumptions with respect to future events and are subject to risks and uncertainties. Actual and future results and trends could differ materially from those set forth in such statements due to various factors. Such factors include, among others: general economic and business conditions; industry capacity; industry trends; competition; changes in business strategy or development plans; project performance; availability, terms, and deployment of capital; and availability of qualified personnel. These forward-looking statements speak only as of the date of this Proxy Statement. Subject at all times to relevant securities law disclosure requirements, we expressly disclaim any obligation or undertaking to disseminate any update or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 26, 2013:

• Each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock;

• Each person serving as a director, a nominee for director, or executive officer of the Company; and

• All executive officers and directors of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”). In general, a person who has voting power and/or investment power with respect to securities is treated as a beneficial owner of those securities. For purposes of this table, shares subject to outstanding warrants and options exercisable within 60 days of the date of this Annual Report are considered as beneficially owned by the person holding such securities. To our knowledge, except as set forth in this table, the persons name in this table have sole voting and investment power with respect to the shares shown.

Percentage beneficially owned is based upon 4,960,711 shares of common stock issued and outstanding as of April 26, 2013.

	Numbers of Shares	Percentage of Common Equity
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned

Directors and Officers
Robert B. Ladd (1)	805,471	16.2%
Robert P. Traversa (2)	281,616	5.7%
H. Robert Holmes	83,819	1.7%
Michael Onghai	42,545	0.9%

Total Current Officers and Directors as a Group (4 persons)	1,213,451	24.5%

Addresses for the above directors and officers are care of the Company at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528.

(1)	Mr. Ladd owns 163,000 shares of Common Stock directly. Mr. Ladd may also be deemed to be the beneficial owner of an additional 642,741 shares of Common Stock held by Laddcap Value Partners III LLC, a Delaware limited liability company (“Laddcap”), by virtue of his ability to vote or control the vote or dispose or control the disposition of the shares of Common Stock held by Laddcap through his position as Managing Member of Laddcap.

(2)	Mr. Traversa owns 281,616 shares of Common Stock directly.

In addition, the Company has an aggregate of 17,918 shares of Series A Preferred Stock outstanding as of April 26, 2013 which each entitle the respective holders to one vote per share of Series A Preferred Stock.

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PROPOSAL NO. I

RE-ELECTION OF DIRECTORS

At the Meeting, the following four individuals will be re-elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified: H. Robert Holmes, Michael Onghai, Robert B. Ladd, and Robert P. Traversa. H. Robert Holmes and Michael Onghai are considered independent directors.   Unless a Stockholder withholds authority, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions.  Management has no reason to believe any of the nominees will not be a candidate or will be unable to serve as a director.  However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of election, unless the Stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.  Alternatively, the Board may reduce the size of the Board.

Information about each of the nominees for election as Director of the Company is set forth below.

Name	Age	Position
H. Robert Holmes	69	Chairman of the Board, Chairman of the Nomination and Compensation Committee, Audit Committee Member, Independent Director
Michael Onghai	43	Chairman of the Audit Committee, Nomination and Compensation Committee Member, Independent Director
Robert B. Ladd	54	President, Chief Executive Officer and Director
Robert P. Traversa	48	Treasurer, Chief Financial Officer and Director

Nominees for Re-Election to the Board

H. Robert Holmes was elected as a director in May 2012. From 2008 to 2012, Mr. Holmes has served on the board of Dejour Industries (NYSE-MKT: DEJ). Mr. Holmes was the founder and general partner of Gilford Partners Hedge Fund. From 1980-1992, Mr. Holmes was the Co-Founder, President of Gilford Securities, Inc. Previously, Mr. Holmes served in various positions with Paine Webber and Merrill Lynch. Mr. Holmes has served on the Board of Trustees North Central College in Naperville, II; Board of Trustees of Sacred Heart Schools, Chairman of Development Committee, in Chicago, IL; Board of Trustees of Crested Butte Academy where he was Chairman of Development Committee; and the Board of Trustees Mary Wood Country Day School, Rancho Mirage, CA. The board believes that Mr. Holmes has the experience, qualifications, attributes and skills necessary to serve as a director because of his years of business experience and service as a director for many companies over his career.

Michael Onghai was appointed a director in May 2012. Mr. Onghai has been the CEO of LookSmart (NASDAQ CM: LOOK), since February 2013. He has been the founder and Chairman of AppAddictive, an advertising and social commerce platform since July 2011. Mr. Onghai is the President of Snowy August Management LLC, a special situations fund concentrating on the Asian market, spin-offs and event-driven situations. Mr. Onghai is the founder of Stock Sheet, Inc., and Daily Stocks, Inc. - the web's early providers of financial information and search engine related content for financial information. Mr. Onghai has founded several other internet technology companies for the last two decades. Mr. Onghai is an advisor to several internet incubators and is a panelist who advises FundersClub on which companies to accept for its pioneering venture capital platform. Mr. Onghai has earned his designation as a Chartered Financial Analyst (2006) and holds a B.S. in Electrical Engineering and Computer Science from the University of California, Los Angeles and graduated from the Executive Management Certificate Program in Value Investing (The Heilbrunn Center for Graham & Dodd Investing) Graduate School of Business at Columbia Business School. The board believes that Mr. Onghai has the experience, qualifications, attributes and skills necessary to serve as a director and chairman of the Audit Committee because of his years of business experience and financial expertise.

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Robert B. Ladd joined the Company in December 2010 as a Director. He was named Interim President and CEO in February 2011, and appointed President and CEO in January 2012. Mr. Ladd is the Managing Member of Laddcap Value Advisors, LLC, which serves as the investment manager for various private partnerships, including Laddcap Value Partners LP. Prior to forming his investment partnership in 2003, Mr. Ladd was a Managing Director at Neuberger Berman, a large international money management firm catering to individuals and institutions. From 1992 through November 2002, Mr. Ladd was a portfolio manager for various high net worth clients of Neuberger Berman. Prior to this experience, Mr. Ladd was a securities analyst at Neuberger from 1988 through 1992. Mr. Ladd is a former Director of InFocus Systems, Inc. (Nasdaq – INFS, 2007 to 2009), and served on the board of Delcath Systems, Inc. (Nasdaq – DCTH, 2006-2012). Mr. Ladd has earned his designation as a Chartered Financial Analyst (1986). Based on Mr. Ladd’s familiarity with the Company in serving as our Chief Executive Officer since 2011 and his overall background and experience as an executive in the financial industry, the Nominating Committee of the Board of Directors concluded that Mr. Ladd has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Robert P. Traversa joined the Company on March 1, 2011 as a senior advisor to executive management and was appointed the Company’s Chief Financial Officer in May 2011. Prior to joining the company, he was a senior vice president at Neuberger Berman LLC, a large international money management firm catering to individuals and institutions.  He joined Neuberger Berman in 1994 and was most recently a senior member of an investment team within the Private Asset Management Division. His earlier career at Neuberger encompassed positions supporting management, operations and technology. Mr. Traversa was a financial analyst at Bankers Trust in the Investment Management Division from 1990 until 1994. He began his career on the audit staff at Price Waterhouse in 1987. Mr. Traversa is a NY State Certified Public Accountant. Based on Mr. Traversa’s familiarity with the Company in serving as our Chief Financial Officer since 2011 and his overall background and experience as an executive in the financial industry, the Nominating Committee of the Board of Directors concluded that Mr. Traversa has the requisite experience, qualifications, attributes and skill necessary to serve as a member of the Board of Directors.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the re-election of the four directors .

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL I TO RE-ELECT MR. HOLMES, MR. ONGHAI, MR. LADD AND MR. TRAVERSA AS DIRECTORS OF THE COMPANY.

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DIRECTORS AND CORPORATE GOVERANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and Committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Arrangements relative to Appointment as Director

Under an Amended and Restated Securities Purchase Agreement dated December 9, 2010 (the “Purchase Agreement”) between the Company and Laddcap Value Partners, LP (the “Purchaser”), the Purchaser agreed to purchase 195,000 shares of the Company’s Common Stock for $1,000. The Company appointed Robert B. Ladd, as director to fill the vacancy caused by the resignation of Tim Paterson-Brown. The Purchase Agreement closed on December 13, 2010. On February 9, 2011, all 239,520 shares of the Company's Common Stock held by the Purchaser were transferred from the Purchaser to Laddcap Value Partners III LLC (“Laddcap”). Mr. Ladd is the managing member of Laddcap.

Director Independence

Each of the Company’s current independent directors: H. Robert Holmes and Michael Onghai are considered independent under Section 803A of NYSE MKT rules, accordingly to which the Company must comply. Following the Annual Meeting, and assuming they are re-elected, Mr. Holmes and Mr. Onghai will still be considered independent.

Stockholder Communications with Directors

Stockholders may communicate with members of the Board of Directors by mail addressed to the Chairman, any other individual member of the Board, to the full Board, or to a particular committee of the Board. In each case, such correspondence should be sent to the Company’s headquarters at 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528. All stockholder communications will be forwarded to each individual member of the Board.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of the following occurred with respect to any director, director nominee or executive officer:

(1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, or any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities;

(4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed suspended or vacated;

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(5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) any federal or state securities or commodities law or regulation;

(ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent, exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member. (covering stock, commodities or derivatives exchanges, or other SROs).

Corporate Code of Ethics

On June 25, 2012, the Board of Directors revised the Code of Conduct and Ethics which applies to all directors and employees including the company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. Prior to June 25, 2012, the Company’s employees and directors were subject to the previous Code of Ethics adopted by the Board of Directors on December 28, 2007.

Copies of the Code of Business Conduct and Ethics, the Anti-Fraud Policy, the Whistleblowing Policy and the MGT Share Dealing Code can be obtained, without charge by writing to the Corporate Secretary at MGT Capital Investments, Inc., 500 Mamaroneck Avenue, Suite 204, Harrison, NY 10528, or through our corporate website at www.mgtci.com.

Board Committees

Our Board of Directors has two standing committees of the Board: an Audit Committee and a Nominations and Compensation Committee. As of March 31, 2013, the members of these committees are:

Audit Committee	Nominations and Compensation Committee
Michael Onghai, Chair	H. Robert Holmes, Chair
H. Robert Holmes	Michael Onghai

Audit Committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company’s independent auditor to prepare or issue an audit report on the financial statements of the Company, and the performance of the Company’s internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to Stockholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

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Nominations and Compensation Committee

The Nominations and Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. The Nomination and Compensation Committee shall also appoint nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues or significance to the Company and its stakeholders.

Audit Committee and Audit Committee Financial Expert

On November 25, 2004, the Company’s Board of Directors established an Audit Committee to carry out its audit functions. At December 31, 2012, the membership of the Audit Committee was Mr. Onghai and Mr. H. Robert Holmes.

The Company’s Board of Directors has determined that Michael Onghai, an independent director, is the Audit Committee financial expert, as defined in Regulation S-K promulgated under the Securities and Exchange Act of 194, serving on its Audit Committee.

Assuming the nominees for director are re-elected at the meeting, Mr. Onghai is anticipated to serve as the chairman of the Audit Committee and as the Audit Committee financial expert.

Director Compensation for 2012

The following table sets forth the compensation of persons who served as a member of our Board of Directors during all or part of 2012, other than Robert B. Ladd and Robert P. Traversa whose compensations is discussed under "Executive Compensation" below and neither of whom is separately compensated for Board service.

Name	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation	Total

H. Robert Holmes	$60	$188	$-	$248
Michael Onghai	$58	$188	$-	$246
Richard Taney (1)	$13	$73	$-	$86
Richard W. Cohen (2)	$13	$56	$-	$69
Neal Wyman (3)	$13	$56	$-	$69

All directors are reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties.

1)	Richard Taney, served as Director through May 31, 2012
2)	Richard W. Cohen, served as Director through May 31, 2012
3)	Neal Wyman, served as Director through May 31, 2012

Independent director compensation

Our policy is each independent director receives annual compensation of $20. In addition, independent directors, receive $5 as total compensation for committee service. The Chairman of the Board receives an additional $5.

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EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table

The following table summarizes Fiscal Years 2012, and 2011, compensation for services in all capacities of the Company’s named executive officers and other individuals:

Name Principal Position	Year	Salary	Bonus	Stock Awards(1)	All other Compensation	Total Compensation

Robert B. Ladd	2012	$263	$185	$711	$-	$1,159
Chief Executive Officer	2011	$216	$—	$—	$-	$216
					-
Robert P. Traversa	2012	$263	$175	$655	$-	$1,093
Chief Financial Officer	2011	$209	$10	$—	$-	$219

(1) This column discloses the dollar amount of the aggregate grant date fair value of restricted stock granted in a year.

Name	Grant Date	All other stock awards: Number of shares of stock (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and options awards

Robert B. Ladd	06/25/2012	85,000	-	-	5.62
Robert B. Ladd	11/19/2012	50,000	-	-	4.67
Robert P. Traversa	06/25/2012	75,000	-	-	5.62
Robert P. Traversa	11/19/2012	50,000	-	-	4.67

Employment agreements

On November 19, 2012, the Company entered into an employment agreement with Robert B. Ladd, to act as its President and Chief Executive Officer. Upon execution of the agreement, Mr. Ladd was granted a $100,000 cash payment and 50,000 shares of restricted common stock. The agreement provides for a two year term, subject to automatic renewals. The agreement provides for a base salary of $285,000 per year. Pursuant to the employment agreement, Mr. Ladd is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Ladd dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Ladd is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3,000 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Ladd an additional amount so that the net amount retained by Mr. Ladd shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Ladd for Cause or Mr. Ladd resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Ladd’s employment agreement was filed in an 8-K dated November 23, 2012, all defined terms not otherwise defined herein are defined in such employment agreement.

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On November 19, 2012, the Company entered into an employment agreement with Robert P. Traversa to act as its Treasurer and Chief Financial Officer. The agreement provides for a two year term, subject to automatic renewals. Upon execution of the agreement, Mr. Traversa was granted a $100,000 cash payment and 50,000 shares of restricted common stock. The agreement provides for a base salary of $275,000 per year. Pursuant to the employment agreement, Mr. Traversa is eligible for a cash and/or equity bonus as determined by the Compensation Committee. Pursuant to the agreement, in the event that Mr. Traversa dies or is permanently disabled or he is terminated without good cause or he resigns for Good Reason. Mr. Traversa is entitled to (i) a severance payment equal to the higher of his base salary for the remaining term of this agreement or twelve times the average monthly Base Salary paid or accrued during the three full calendar months immediately preceding such determination; (ii) expense compensation in an amount equal to twelve times the sum of the average Base Salary during the full calendar months preceding such termination; (iii) immediate vesting of all stock options; (iv) vacation pay for any vacations days earned but not taken; (v) medical insurance for 12 months; and (vi) the cost of office space, not to exceed $3,000 per month. Good Reason includes a change of control. If payments are subject to the excise tax imposed by Section 4999 of the Code, the Company will pay Mr. Traversa an additional amount so that the net amount retained by Mr. Traversa shall be equal to what his Total Payments would have been without the Excise Tax and any state and local income taxes. If the Company terminates Mr. Traversa for Cause or Mr. Traversa resigns without Good Reason, he shall only be entitled to any compensation earned but not paid at such time. Mr. Traversa’s employment agreement was filed in an 8-K dated November 23, 2012 all defined terms not otherwise defined herein are defined in such employment agreement.

Certain Transactions

There were no reportable events of this nature during the last fiscal year.

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PROPOSAL II

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Introduction

Since November 2003, EisnerAmper, LLP (“Eisner”) has served as our auditors. This year, our Audit Committee and Board of Directors, decided it was appropriate to seek other competitive bids. The Company met with several candidates. Following this review and evaluation, our Audit Committee recommended and our Board of Directors appointed Marcum LLP (“Marcum”), as our independent registered public accounting firm for ratification by Stockholders at our Annual Meeting.

Representatives of Marcum will be present at our Annual Meeting and will be available to respond to appropriate questions from Stockholders and to make a statement if they desire to do so. Representatives from Eisner will not be present.

On April 18, 2013, we dismissed Eisner as our Independent Registered Public Accountant. Eisner’s report on the Company’s financial statements for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not released to the satisfaction of Eisner, would have caused it to make references to the subject matter of the disagreements in connection with its report; and there were no “reportable events” as defined in Item 304(a)(1) of the Securities and Exchange Commission’s Regulation S-K.

Marcum has been elected by the Audit Committee to serve as the Company’s independent auditors for the fiscal year ending December 31, 2013. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

Fees for independent registered public accounting firm for 2012 and 2011

In connection with the audit of our 2012 financial statements, we entered into an engagement agreement with Eisner, which set forth the terms by which Eisner has performed audit services for us.

The following is a summary of fees paid to Eisner for services rendered for each of the last two fiscal years ended December 31, 2012 and December 31, 2011.

	2012	2011
Audit fees	283,000	175,000

Audit-related fees	-	-

Total Audit & Audit-related fees	283,000	175,000

Tax fees	22,000	22,000

Total fees	305,000	197,000

Audit fees consist of fees billed for services rendered for the audit of our financial statements and review of our financial statements included in our quarterly reports on Form 10-Q.    During 2012 and 2011, we incurred audit and audit-related fees with Eisner in the amount of $283 and $175, respectively.

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Tax fees consist of fees billed for professional services related to the preparation of our U.S. federal and state income tax returns and tax advice. During 2012 and 2011, we incurred tax fees with Eisner in the amount of $22 and $22, respectively.

The Audit Committee pre-approved all Audit-related fees. After considering the provision of services encompassed within the above disclosures about fees, the Audit Committee has determined that the provision of such services is compatible with maintaining Eisner’s independence.

Pre-approval policy of services performed by independent registered public accounting firm

The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

The Company’s Audit Committee has approved the Company’s audit fees.

As of November 25, 2004, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  Each such firm shall report directly to the Company’s Audit Committee.  The Audit Committee also is responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

Required Vote

The ratification of the Board’s selection of Marcum will require the affirmative vote of a majority of the outstanding Common Stock present in person or by proxy and entitled to vote, provided a quorum is present at the Meeting.  Thus, any abstentions or other limited proxies will be counted for the purpose of meeting the quorum requirements and will not count for purposes of determining the number of votes cast in favor of the ratification of the Board’s selection of Marcum.

No Appraisal Rights

Under Delaware law, the Stockholders are not entitled to appraisal rights with respect to the Ratification of Auditors Proposal and the Company will not independently provide Stockholders with any such right.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL II TO RATIFY THE BOARD’S SELECTION OF MARCUM LLP TO SERVE AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

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PROPOSAL III

APPROVAL OF THE AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN TO INCREASE THE AMOUNT OF SHARES ALLOWED UNDER THE COMPANY’S 2012 STOCK INCENTIVE PLAN

GENERAL DESCRIPTION

At the Meeting a vote will be taken on a Proposal to approve the Amended and Restated Stock Incentive Plan (the “Amended and Restated Plan”) to increase the amount of shares available for issuance under the Amended and Restated Plan from 415,000 shares to 1,335,000 shares, an increase of 920,000 shares. Under the Amended and Restated Plan, the Company had 23,000 shares available as of March 31, 2013. The Board of Directors has the authority to implement, interpret and administer the Amended and Restated Plan, is authorized to grant Options, Stock Awards and Performance Shares to “Participants” under the Amended & Restated Plan.  These awards are described below and are collectively referred to as “Awards.”

The Board of Directors adopted and approved the Amended and Restated Plan at a Board meeting on March 27, 2013, subject to the approval of the Company’s Stockholders.  A copy of the Amended and Restated Plan is attached hereto as Appendix A.

PURPOSES OF THE AMENDED AND RESTATED PLAN AND THE INCREASE

The Amended and Restated Plan is intended to promote the best interests of the Company and its Stockholders by (i) assisting the Company and its affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company, and (iii) associating the interests of such persons with those of the Company and its affiliates and Stockholders. In the Amended and Restated Plan, the Company is seeking to increase the amount of shares under the existing 2012 Stock Incentive Plan (“2012 Plan”) to enhance its ability to incentivize its employee as set forth above and to reflect the increased capitalization of the Company since the original adoption of the 2012 Plan. The increase in the amount of shares available for grant is the only change from the 2012 Plan.

The benefits derived from the 2012 Plan by our officers and directors, if any, are not quantifiable or determinable at this time.

ADMINISTRATION OF THE AMENDED AND RESTATED PLAN

The Board has the sole authority to implement and/or interpret and/or administer the Amended and Restated Plan unless the Board delegates all or any portion of its authority to a committee of the Board. The Board may delegate all or a portion of its authority to a committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law (the “Committee”). The Committee must consist of two (2) or more directors who are (i) “Non-Employee Directors” (within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Company’s shares are traded or the exchange on which the Company’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under the Amended and Restated Plan by the Company is subject to Section 162(m) of the Internal Revenue Code of 1986, and any amendments thereto (the “Code”) (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

The Committee may delegate to one or more of the Company’s officers the authority to grant Awards to Eligible Persons who are not directors or executive officers of the Company or its Affiliates, however, to do so the Committee must fix the total number of shares of Common Stock that may be subject to such Awards.  No officer holding such a delegation is authorized to grant Awards to himself or herself or to any of his or her family members.

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The Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of the Amended and Restated Plan and all Award Agreements.

(ii) To determine the Fair Market Price of Common Stock in the absence of an established market for the Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder, upon the recommendation of the Company’s management.

(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option (“ISO”) or Nonqualified Stock Option (“NQSO”); and to determine such other terms and conditions of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Company to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under the Amended & Restated Plan may become transferable or non-forfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property instead of Common Stock.

(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by the Amended and Restated Plan, the Award Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Award Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent.

(viii) To prescribe the form of Award Agreements or any other agreements under the Amended and Restated Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of the 2012 Plan; and to make all other determinations necessary or advisable for the administration of the 2012 Plan.

ELIGIBILITY

Awards, other than ISOs, may be granted to any Eligible Person selected by the Committee upon the recommendation of the Company’s management. ISOs may be granted only to employees of the Company or a parent or a subsidiary, upon the recommendation of the Company’s management.

An “Eligible Person” under the Amended and Restated Plan is an employee of the Company, an “Affiliate” (which is defined in the Amended and Restated Plan and includes, among others, a parent and subsidiary of the Company, corporations or businesses that are controlled by the Company or one of its Affiliates, any other entity that the Board designates an Affiliate, and any executive officer, director or 10% shareholder of the Company), a director, or a consultant to the Company.

  A “Participant” in the Amended and Restated Plan is an Eligible Person who is selected by the Committee to receive an Award, and is party to an agreement (an “Award Agreement,” which will be entered into in connection with each type of Award under the Amended and Restated Plan), setting forth the terms of such person’s Award.

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A consultant may be an Eligible Person only if the offer or sale of the Company’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the services provided by such consultant, unless the Company determines that an offer or sale of its securities to such consultant would satisfy another exemption from the registration under the Securities Act of 1933, as amended, and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Awards to consultants shall be granted upon the recommendation of the Company’s management.

The Committee may make Awards under the Amended and Restated Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of the Amended and Restated Plan (other than the maximum number of shares of Common Stock that may be issued under the Amended and Restated Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

SHARES OF COMMON STOCK SUBJECT TO THE AMENDED AND RESTATED PLAN

The Amended and Restated Plan currently authorized the issuance of Awards under the Amended and Restated Plan for up to a total of 415,000 shares of Common Stock underlying such Awards. The Board is seeking to increase this number by 920,000 shares to 1,335,000 shares. The number of shares of Common Stock with respect to which Awards may be granted under the Amended and Restated Plan is subject to adjustment for changes in the Company’s capitalization, merger, consolidation or asset sale, as set forth in Section 9 of the Amended and Restated Plan, see Appendix A.

In the event that any outstanding Award expires or is terminated for any reason, the unissued or unpurchased shares of Common Stock underlying those Awards will become available for future grant under the Amended & Restated Plan, and accordingly may again be subject to an Award granted to the same Participant or to another Eligible Person under the 2012 Plan.

OPTIONS

The Committee will designate each Eligible Person to whom an Option is to be granted upon the recommendation of the Company’s management, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an ISO or NQSO, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. The terms and conditions of Stock Option Agreements may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Options need not be identical. No Option that is intended to be an ISO shall be invalid for failure to qualify as an ISO but instead shall be deemed a NQSO.

The Board of Directors believes that the ability to grant Options to employees who qualify for ISO treatment provides an additional material incentive to certain key employees. The Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Stockholders are hereby requested to approve the Amended and Restated Plan in order to comply with this statutory requirement and preserve the Company's ability to grant ISOs, and in order to comply with the American Stock Exchange rules which require such an approval.

Date of Grant of Option

The “Date of Grant” is the date that the Committee approves an Option grant, provided that all terms of such grants, including the amount of shares, the exercise price and vesting are determined at such time.

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Option Price

The exercise price per share of Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option (other than an ISO to a 10% shareholder) shall not be less than one hundred percent (100%) of the Fair Market Price (as defined in the Amended and Restated Plan) on the Date of Grant.

(ii) The exercise price per share for Common Stock subject to an ISO granted to a Participant who is deemed to be a 10% shareholder on the Date of Grant, shall not be less than one hundred ten percent (110%) of the Fair Market Price on the Date of Grant.

“Fair Market Price” means, on any given date, the current fair market price of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, including the American Stock Exchange, the closing price for the day of determination as quoted on such market or exchange, whichever is the primary market or exchange for trading of the Common Stock (provided that the Common Stock continues to be listed on the American Stock Exchange it shall be deemed to be the primary market or exchange) or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported by such market or exchange or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Price shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Price shall be determined by the Committee in good faith.

Duration of Options

 Unless a shorter period is provided by the Stock Option Agreement, the maximum period during which an Option may be exercised shall be seven (7) years from the Date of Grant. In the case of an ISO that is granted to a 10% shareholder on the Date of Grant, such Option shall not be exercisable after the expiration of five (5) years from the Date of Grant.

Maximum Value of ISOs

To the extent that the aggregate Fair Market Price of the Common Stock with respect to which ISOs granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Company or any parent or subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be ISO. For purposes of this section of the Amended and Restated Plan, the Fair Market Price of the Common Stock will be determined as of the time the ISO with respect to the Common Stock is granted. This section of the Amended and Restated Plan will be applied by taking ISOs into account in the order in which they are granted.

Non-transferability of Options

Options granted under the Amended and Restated Plan which are intended to be ISOs are nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant are exercisable by only the Participant to whom the ISO is granted.

Except to the extent transferability of NQSO is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the NQSO is granted, such Option may be exercised only by the Participant.  If the Stock Option Agreement so provides or the Committee so approves, a NQSO may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). Any holder of a NQSO that was transferred pursuant to this section of the Amended and Restated Plan shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

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In addition, ISOs or NQSOs are not subject to execution, attachment or similar process, unless such obligation is to the Company itself or to an Affiliate.

Vesting and Termination of Options

Options will vest and terminate as provided in the Stock Option Agreement, which shall provide for specific vesting and termination provisions.

Exercise of Options and Payment upon Exercise

Options may be exercised in whole or in part at any time after vesting, prior to termination, and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time with respect to the remaining shares subject to the Option. The Participant may face certain restrictions on his/her/its ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Company will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

Upon the exercise of any Option, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee, or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Company. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Company (or delivery to the Company of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Company, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Price (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

No Rights as a Shareholder; Voting Proxy

A Participant shall have no rights as a stockholder of the Company with respect to any Common Shares covered by an Option until the date of exercise and the Company has issued the certificate for the Participant’s shares of Common Stock.

Notification to Company upon Disposition of an ISO

Participants are required to notify the Company of any sale or other disposition of Common Stock acquired pursuant to an ISO if such sale or disposition occurs within two years of the Date of Grant or within one year of the issuance of the Common Stock.  The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of ISO be endorsed with a restrictive legend.

Repricing of Options

The Amended and Restated Plan provides that the Committee may not permit a Repricing of any Option without the approval of the Company’s Stockholders.

STOCK AWARDS

The Amended and Restated Plan also provides for four types of Stock Awards, each to be granted upon the recommendation of the Company’s management:  Stock Bonus Awards, Restricted Stock Awards, Stock Appreciation Rights and Deferred Shares.   Stock Bonus Awards, Restricted Stock Awards and Stock Appreciation Rights may be granted by the Committee with such terms and conditions as the Committee deems appropriate.  These terms shall be set forth in each respective Stock Award Agreement.  The terms and conditions for Stock Bonus Awards, Restricted Stock Awards and Stock Appreciate Rights may change from time to time, with respect to each type of award, and from Participant to Participant who receive each type of award, and the terms and conditions of separate awards in each category need not be identical.

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Provisions Particular to Restricted Stock Awards

Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives (as defined in the Amended and Restated Plan) established by the Committee in accordance with the applicable provisions of Section 8 of the Amended and Restated Plan regarding Performance Shares. (See “Performance Shares” below.)

Provisions Particular to Stock Appreciation Rights

Stock Appreciation Rights are exercisable for seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Price of a share of Common Stock on the date of grant.  Stock Appreciation Rights may not be repriced without the approval of the Company’s Stockholders.

The Participant will not have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by a Appreciation Rights and will not have voting rights with respect to such shares until exercise, however, if the payment made to reflect the increase in Fair Market Price is made in shares of Common Stock, then the Participant will have all rights as a stockholder with respect to such shares.

Deferred Shares

The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Company’s management and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Company to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Price on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of the Amended and Restated Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with the Amended and Restated Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

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PERFORMANCE SHARES

The Committee may authorize grants of Performance Shares upon the recommendation of the Company’s management, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of the Amended and Restated Plan and such other terms and provisions as the Committee may determine consistent with the Amended and Restated Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x) Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

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SECURITIES REGULATION AND TAX WITHHOLDING

No Options or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under the Amended and Restated Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed, including but not limited to the NYSE MKT.  The Company shall have the right to rely on an opinion of its counsel as to such compliance.  In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under the Amended and Restated Plan shall be restricted shares.  Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. In addition, no Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under the Amended and Restated Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Company a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto.

The Company or an Affiliate (including through its brokers or agents) shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Company or Affiliate in good faith believes is imposed upon it in connection with U.S. (or any other country’s) federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Company shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Company previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary, fee or other cash compensation due the Participant, (v) pay the Company or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Company or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Company’s Chief Financial Officer.

EFFECT ON EMPLOYMENT AND SERVICE

The Amended and Restated Plan, and its operation does not confer upon anyone any right to continue in the employ or service of the Corporation or an Affiliate, affect any right and power of the Company or an Affiliate to change a person’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of the Amended and Restated Plan.

USE OF PROCEEDS

The Company intends to use the proceeds it receives from the exercise of any options granted pursuant to the Amended and Restated Plan for working capital and/or investment in equipment and/or acquisitions and/or business development.

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AMENDMENT AND TERMINATION

The Committee may amend or terminate the Amended and Restated Plan from time to time.  Stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under the Amended and Restated Plan, except as contemplated by Section 5.A or Section 9.B of the Amended and Restated Plan; (ii) changes the class of Participants eligible to receive ISOs; (iii) modifies the restrictions on Repricings set forth in the Amended and Restated Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Company’s shares are traded or exchange on which the Company’s shares are listed. Except as specifically permitted by the Amended & Restated Plan, a Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an ISO to become a NQSO shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the Stockholders of the Company within twelve (12) months of the date such amendment is adopted by the Committee.

EFFECTIVE DATE OF 2013 PLAN; CONTRACTUAL OBLIGATIONS TO GRANT AWARDS UNDER THE AMENDED AND RESTATED PLAN; DURATION OF AMENDED AND RESTATED PLAN

The Amended and Restated Plan was effective on March 27, 2013, the date of adoption by the Board, subject to approval within twelve (12) months by the Company’s Stockholders. Unless and until the Amended and Restated Plan is approved by the Company’s Stockholders, no Option or Stock Award in excess of the originally approved 415,000 shares may be exercised, and no additional shares of Common Stock may be issued under the Amended and Restated Plan. In the event that the Company’s Stockholders do not approve the Amended and Restated Plan within such twelve (12) month period, the Amended and Restated Plan and any previously granted Options or Stock Awards in excess of 415,000 shares will terminate.

Unless previously terminated, the Amended and Restated Plan will terminate ten (10) years after the date it is adopted by the Board.  Awards that are granted under the Amended and Restated Plan prior to its termination will continue to be administered under the terms of the Amended and Restated Plan until the Awards terminate, expire or are exercised.

At the Meeting, a vote will be taken on the proposal to approve the Amended and Restated Plan

Required Vote

Approval of the Amended and Restated Plan requires the affirmative vote of the holders of a majority of the Common Stock present in person or represented by proxy at the Meeting.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL III TO RATIFY THE COMPANY’S AMENDED AND RESTATED STOCK INCENTIVE PLAN.

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PROPOSAL IV

APPROVAL TO ISSUE CERTAIN SHARES OF COMMON STOCK AND WARRANTS

Issuance of an aggregate of 386,611 shares of Common Stock, which consist of 186,611 shares of Common Stock and 200,000 Warrants to purchase Common Stock, issued to consultants and legal counsel in lieu of cash fees in connection with the Company’s October 2012 private placement.

Background

Our Board of Directors has adopted resolutions approving and declaring advisable the issuance of an aggregate of 386,611 shares of Common Stock, which consist of 186,611 shares of Common Stock and 200,000 Warrants to purchase Common Stock, issued to consultants and legal counsel in lieu of cash fees. The 186,611 shares are valued at $3.01 per share which was the price of the Common Stock on the date of the Company’s October 2012 private placement. The Warrants to purchase Common Stock have a three-year life and are exercisable at $4.50 per share. The Company believes that the issuance of such shares in lieu of cash compensation is in the Company’s best interests as it desires to preserve its cash position as much as possible. Shareholder approval is required as a result of the rules of the NYSE MKT. The shares are being issued to the following persons or entities:

Consultant	# of Shares	Type of Shares
The Del Mar Consulting Group	50,000	Restricted shares of Common Stock
Century Media Group, Inc.	200,000	Warrant to purchase Common Stock
Chardan Capital Markets, LLC	36,000	Restricted shares of Common Stock
Jonathan Schechter	21,000	Restricted shares of Common Stock
Joseph Reda	42,000	Restricted shares of Common Stock
Adam Selkin	21,000	Restricted shares of Common Stock
Sichenzia Ross Friedman Ference LLP	16,611	Restricted Shares of Common Stock

At the Meeting, a vote will be taken on the proposal to approve the issuance of such shares.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “ FOR” PROPOSAL IV TO APPROVE THE ISSUANCE OF THE SHARES AND WARRANTS IN LIEU OF CASH COMPENSATION.

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PROPOSAL V

SECTION 203 OPT IN PROPOSAL

Background

Our Board of directors has adopted resolutions approving and declaring advisable a proposal to amend our Certificate of Incorporation to provide that the Company be subject to the business combination with interested stockholders provisions of Section 203 of the Delaware General Corporation Law (“Section 203”). Article ELEVENTH of the Company’s Certificate of Incorporation currently provides that the Company is not subject to Section 203.

The text of the amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware, is set forth in Appendix B to this Proxy Statement. The text of the form of amendment accompanying this Proxy Statement is, however, subject to amendment to reflect any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board may determine to be necessary or advisable ultimately to comply with applicable law.

Section 203

Under Section 203, certain "business combinations" with "interested stockholders" of the Company (generally, unaffiliated stockholders holding 15% percent or more of a company’s outstanding voting stock) are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term "business combination" is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a subsidiary equal to ten percent or more of the aggregate market value of the corporation's consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85 percent of the corporation's voting stock upon consummation of the transaction which made him or her an interested stockholder (excluding from the 85 percent calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by two-thirds (66-2/3%) of the voting stock not owned by the interested stockholder.

Rationale for Opting In to Section 203

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions that apply to certain publicly held corporations (those corporations having a class of voting stock that is: (i) listed on a national securities exchange such as NYSE MKT; or (ii) held of record by more than 2,000 stockholders) that have not affirmatively opted out, which further limits such vulnerability. It should be noted, however, the Board approval of the Section 203 Opt In amendment and the seeking Stockholder approval of the Section 203 Opt In Proposal was not proposed to prevent a change in control and the Board is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board.

Our Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its stockholders because a non-negotiated takeover bid may: (i) be timed to take advantage of temporarily depressed stock prices; (ii) be designed to foreclose or minimize the possibility of more favorable competing bids; or (iii) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all stockholders the opportunity to receive the same economic benefits.

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By contrast, in a transaction in which an acquirer must negotiate with the Board of Directors of the Company, our Board would evaluate the Company’s assets and business prospects to force the bidder to offer consideration equal to the true value of our Company, or to withdraw the bid. In performing its fiduciary obligations to its Stockholders, our Board has evaluated the Company’s vulnerability to potential unsolicited bidders. In the course of such evaluation, our Board has considered, and may consider in the future, defensive strategies designed to enhance the Board’s ability to negotiate with an unsolicited bidder.

Anti-Takeover Implications

Although our Board believes the advantages of the 203 Opt-In Proposal outweigh the disadvantages, our Board has carefully considered the detriments of the 203 Opt-In Proposal. These include the possibility that future takeover attempts that are not approved by our Board, but which a majority of our Stockholders may nonetheless deem to be in its best interests, may be discouraged. In addition, to the extent that the provisions of the Delaware General Corporation Law would enable the Board of Directors of the Company to resist a takeover or a change in control, it could become more difficult to remove existing directors and management.

Notwithstanding the foregoing, our Board believes that the applicability of Section 203 to the Company might discourage unfair or disadvantageous takeover attempts and encourage a potential acquirer to negotiate with the Company’s Board of Directors, which we would generally expect to have the effect of increasing the purchase price.

Required Vote

The affirmative vote of the holders of shares representing a majority of the Company’s issued and outstanding shares of Common Stock is required to approve this Proposal 5. Abstentions and broker non-votes, if and as applicable, will be counted towards the tabulation of votes cast on Proposal 5 and will have the same effect as a negative vote.

No Appraisal Rights

Under Delaware law, the Stockholders are not entitled to appraisal rights with respect to the Section 203 Opt-In Proposal and the Company will not independently provide Stockholders with any such right.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL V TO PROVIDE THAT THE COMPANY ELECT TO BECOME SUBJECT TO SECTION 203 UNDER THE COMPANY’S CERTIFICATE OF INCORPORATION.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Committee, among other things, discussed with EisnerAmper LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

Michael Onghai, Chair

H. Robert Holmes

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Corporate Actions which is not shared by all other stockholders.

STOCKHOLDER PROPOSALS FOR 2014 ANNUAL MEETING

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the 2014 Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the 2014 Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the 2014 Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

OTHER MATTERS

The Board knows of no other business which will be presented at the special meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their judgment on such matters.

Solicitation Of Proxies

It is expected that the solicitation of Proxies will be by mail.  The cost of solicitation by management will be borne by the Company.  The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners.  Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.  We estimate that the total amount to be spent in connection with such activities will be $5.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Corporate Secretary.  The Corporate Secretary will present a summary of all stockholder communications to the Board of Directors at subsequent Board of Directors meetings.  The directors will have the opportunity to review the actual communications at their discretion.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Commission. You can read and copy any materials that the Company files with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.   You can obtain information about the operation of the SEC’s Public Reference Room by calling the Commission at 1-800-SEC-0330.  The Commission also maintains a Web site that contains information we file electronically with the Commission, which you can access over the Internet at www.sec.gov.

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You should rely only on the information contained in, or incorporated by reference as an exhibit to, this Information Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than April 26, 2013, or such earlier date as is expressly set forth herein.

Dated: May 6, 2013	By order of the Board of Directors

/s/ Robert B. Ladd
By: Robert B. Ladd
President, Chief Executive Officer and Director

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Appendix A

MGT CAPITAL INVESTMENTS, INC.

AMENDED AND RESTATED 2012 STOCK INCENTIVE PLAN

1. Purpose

The MGT Capital Investments, Inc. 2012 Amended and Restated Stock Incentive Plan is intended to promote the best interests of the Corporation, and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and/or retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation, and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “ Affiliate ” means (i) any Subsidiary of the Corporation, (ii) any Parent of the Corporation, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; and (v) any executive officer, director or ten percent (10%) shareholder of the Corporation;

B. “ Award ” means any Option or Stock Award granted hereunder.

C. “ Board ” means the Board of Directors of the Corporation.

D. “ Code ” means the Internal Revenue Code of 1986, and any amendments thereto.

E. “ Committee ” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F. “ Common Stock ” means the common stock, $0.001 par value, of the Corporation.

G. “ Consultant ” means any natural person performing consulting or advisory services for the Corporation or any Affiliate.

H. “ Corporation ” means MGT Capital Investments, Inc., a Delaware corporation.

I. “ Corporation Law ” means the Delaware General Corporation Law.

J. “ Date of Grant ” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K. “ Deferral Period ” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L. “ Deferred Shares ” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M. “ Director ” means a member of the Board.

N. “ Eligible Person ” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O. “ Exchange Act ” means the Securities Exchange Act of 1934, as amended.

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P. “ Fair Market Price ” means, on any given date, the current fair market price of the shares of Common Stock as determined as follows:

(i) If the Common Stock is traded on a national securities exchange, including the American Stock Exchange, the closing price for the day of determination as quoted on such market or exchange, whichever is the primary market or exchange for trading of the Common Stock (provided that the Common Stock continues to be listed on the American Stock Exchange it shall be deemed to be the primary market or exchange) or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported by such market or exchange or such other source as the Committee deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Price   shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii) In the absence of an established market for the Common Stock, Fair Market Price   shall be determined by the Committee in good faith.

Q. “ Family Member” means a parent, child, spouse or sibling.

R. “ Incentive Stock Option ” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S. “ Nonqualified Stock Option ” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T. “ Option ” means any option to purchase shares of Common Stock granted under this Plan.

U. “ Parent ” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing of at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. “ Participant ” means an Eligible Person who (i) is selected by the Committee or a delegated officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W. “ Performance Agreement ” means an agreement described in Section 8 of this Plan.

X. “ Performance Objectives ” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Stock Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares,  net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

Y. “ Performance Period ” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z. “ Performance Share ” means a an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA. “ Plan ” means this MGT Capital Investments, Inc. 2012 Amended and Restated Stock Incentive Plan.

BB. “ Repricing ” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option or Stock Appreciation Right after it has been granted or (ii) canceling an Option or Stock Appreciation Right at a time when the exercise price exceeds the then Fair Market Price of the Common Stock in exchange for another Option or Stock Award.

CC. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

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DD. “Securities Act” means the Securities Act of 1933, as amended.

EE. “ Stock Award ” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF. “ Stock Bonus Award ” means an award of Common Stock under Section 7.A.

GG. “ Stock Appreciation Right ” means an award of a right of the Participant under Section 7.C to receive a payment in cash or shares of Common Stock (or a combination thereof) based on the increase in Fair Market Price of the shares of Common Stock covered by the award between the date of grant of such award and the Fair Market Price of the Common Stock on the date of exercise of such Stock Appreciation Right.

HH. “ Stock Award Agreement ” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II. “ Stock Option Agreement ” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

JJ. “ Subsidiary ” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

KK. “ Ten Percent Owner ” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. Implementation. Interpretation and Administration

A. Delegation to Board Committee. The Board shall have the sole authority to implement and/or interpret and/or administer this Plan unless the Board delegates all or any portion of its authority to implement and/or interpret and/or administer this Plan to a committee of the Board. To the extent not prohibited by the Articles of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement and/or interpret and/or administer this Plan to a committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. Such committee shall consist of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’ shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief) “outside directors” within the meaning of Section 162(m) of the Code.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant Awards to Eligible Persons who are not Directors or executive officers of the Corporation or its Affiliates; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself or to any Family Member. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant Awards shall have all powers delegated to the Committee with respect to such Awards.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a committee appointed by the Board, the specific duties delegated to such committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i) To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan.

(ii) To determine the Fair Market Price of Common Stock in the absence of an established market for the Common Stock.

(iii) To select the Eligible Persons to whom Awards are granted from time to time hereunder, upon the recommendation of the Corporation’s management.

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(iv) To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or Stock Awards may be exercised or Common Stock issued thereunder, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v) To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi) To determine whether and under what circumstances an Option may be settled in cash, shares of Common Stock or other property under Section 6.I instead of Common Stock.

(vii) To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, the Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options and Stock Appreciation Rights, as set forth in this Plan, may not be waived.

(viii) To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any general power or authority of the Committee; provided that the Committee may not exercise any right or power expressly reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation and administration of this Plan shall be final, conclusive and binding on all persons or entities having an interest in this Plan.

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee, upon the recommendation of the Corporation’s management. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or a Subsidiary, upon the recommendation of the Corporation’s management.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such Consultant, unless the Corporation determines that an offer or sale of the Corporation’s securities to such Consultant will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale.  Awards to Consultants shall be granted upon the recommendation of the Corporation’s management.

C. Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options, stock appreciation rights or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options, (ii) issued pursuant to Stock Awards shall be one million three hundred thirty five thousand (1,335,000). The number of shares of Common Stock subject to this Plan shall be subject to adjustment as provided in Section 9.  Subject to adjustment as provided in Section 9 and notwithstanding any provision hereto to the contrary, shares subject to this Plan shall include shares forfeited in a prior year as provided herein.

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B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock (or shares subject to an unexercised Stock Appreciation Right) which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted, upon the recommendation of the Corporation’s management, and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of the such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. The terms and conditions of Stock Option Agreements may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Options need not be identical. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option but instead shall be deemed a Nonqualified Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i) The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Price on the Date of Grant.

(ii) The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Price on the Date of Grant.

C. Maximum Option Period. Unless a shorter period is provided by the Stock Option Agreement, the maximum period during which an Option may be exercised shall be seven (7) years from the Date of Grant of such Option. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the Date of Grant, such Option shall not be exercisable after the expiration of five (5) years from the Date of Grant.

D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Price of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Price of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and during the lifetime of the Participant shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s Family Members to the extent in compliance with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F. Vesting. Options will vest as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific vesting provisions.

G. Termination. Options will terminate as provided in the Stock Option Agreement. The Stock Option Agreement shall provide for specific events of termination.

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H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. The Participant may face certain restrictions on his/her/its ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee, including without limitation, the withholding of shares receivable upon settlement of the option in payment of the exercise price. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Price (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

J. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or in his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Option issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Stock Bonus Awards shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B. Restricted Stock Awards. Restricted Stock Awards shall be granted by the Committee upon the recommendation of the Corporation’s management. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

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C. Stock Appreciation Rights. Stock Awards for Stock Appreciation Rights shall be granted by the Committee upon the recommendation of the Corporation’s management.  Each Stock Award Agreement for Stock Appreciation Rights shall be in such form and shall contain such terms and conditions (including provisions relating to vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Appreciation Rights may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Appreciation Rights need not be identical. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date such Stock Appreciation Right is granted. The base price per share for each share of Common Stock covered by an award of Stock Appreciation Rights shall not be less than one hundred percent (100%) of the Fair Market Price of a share of Common Stock on the date of grant. In no event shall the Committee permit a Repricing of any Stock Appreciation Right without the approval of the stockholders of the Corporation. The Participant shall not have any rights as a stockholder with respect to the shares of Common Stock covered by an award of Stock Appreciation Rights and shall not have any right to vote such shares until the exercise of the Stock Appreciation Right.  If the payment made to reflect the increase in Fair Market Price is made in shares of Common Stock then the Participant will have all rights as a stockholder with respect to such shares.

D. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii) Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Price on the date of grant.

(iii) Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v) Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi) Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares upon the recommendation of the Corporation’s management, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i) Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii) The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii) Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv) Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v) Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

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(vii) Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii) If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix) Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x) Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C. Merger, Consolidation or Asset Sale .. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another entity while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor entity, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate (including through its brokers or agents) shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S. (or any other country’s) federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements, (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Corporation previously acquired Common Stock, (iv) have funds withheld from payments of wages, salary, fee or other cash compensation due the Participant, (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option or Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

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11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed, including but not limited to the American Stock Exchange and the Tel Aviv Stock Exchange.  The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

 12. General Provisions

A. Effect on Employment and Service .. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefore or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from the sale of Common Stock pursuant to this Plan shall be used for working capital and/or investment in equipment and/or acquisitions and/or business development.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fraction shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

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13. Amendment and Termination

The Committee may amend or terminate this Plan from time to time; provided, however, that stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated by Section 5.A or Section 9.B; (ii) changes the class of Participants eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, Stock Option Agreement or Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Committee.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until this Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, and no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve this Plan within such twelve (12) month period, this Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the date this Plan is adopted by the Board, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

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IN WITNESS WHEREOF , the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board.

MGT Capital Investments, Inc.

By:	/s/ Robert B. Ladd
Robert B. Ladd
President and CEO

Date of adoption: March 27, 2013

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Appendix B

MGT CAPITAL INVESTMENTS, INC.

Amendment to the Company's Certificate of Incorporation to Opt In to Section 203

“ELEVENTH: The Corporation shall be subject to the provisions of Section 203 of Title 8 of the Delaware Code regarding business combinations with interested stockholders.”

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